UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2024

QDM International Inc.

(Exact name of registrant as specified in its charter)

Florida	001-27251	59-3564984
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1030B, 10/F, Ocean Centre, Harbour City,

5 Canton Road, Tsim Sha Tsui, Kowloon, Hong Kong

+ 852 34886893

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 28, 2024, QDM International Inc. (the “Company”) filed an Articles of Amendment to Articles of Incorporation of the Company (the “Amendment”) with the Florida Department of State to (i) increase its authorized shares of common stock, par value $0.0001 per share, from 200,000,000 shares to 700,000,000 shares and its authorized shares of preferred stock, par value $0.0001 per share, from 5,000,000 shares to 30,000,000 shares; and (ii) effect a forward split of its issued and outstanding shares of common stock at a ratio of 10-for-1 (the “Forward Stock Split”), which became effective as of April 5, 2024. The foregoing amendments were approved by the Company’s board of directors and shareholders holding approximately 60.9% of the voting power of the Company.

As a result of the Forward Stock Split, each issued and outstanding share of the Company’s common stock prior to the effective time of the Forward Stock Spilt are split into ten shares of common stock and the total number of issued and outstanding shares of common stock increases from 29,156,393 shares to 291,563,930 shares. The Forward Stock Split has no impact on the Company’s issued and outstanding shares of preferred stock other than that the conversion rate and voting rights of our Series C Convertible Preferred Stock  will be proportionately adjusted.

On April 4, 2024, the Forward Stock Split was approved and announced by the Financial Industry Regulatory Authority with an effective date on April 5, 2024 at 9:00 a.m. The Company’s trading symbol will remain “QDMI”. The new CUSIP number for the Company’s common stock following the Forward Stock Split is 74738H304.

The description of the Amendment herein is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached to this Current Report on Form 8-k as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment to Articles of Incorporation of QDM International, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2024

QDM INTERNATIONAL INC.

By:	/s/ Huihe Zheng
Name:	Huihe Zheng
Title:	Chief Executive Officer

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